Non-Binding MEMORANDUM OF UNDERSTANDING

This non-binding Memorandum of Understanding ("MOU") dated 2 February, 2024, is by and between Graphene & Solar Technologies Ltd. (GSTX), a Colorado Corporation and Henosis Limited a New Zealand Company. (GSTX and HENOSIS may individually referred to hereinafter as "Party" collectively referred to hereinafter as the "Parties"). This MOU sets forth the general terms and conditions to which the GSTX and the HENOSIS have jointly agreed.

A. HENOSIS wholly owns Ausquartz Group Holdings Pty Ltd, an Australian company.

B. Ausquartz Group Holdings Pty Ltd holds 38% of the shares in Ausquartz Sands Pty Ltd, a company involved in the production of High Purity Quartz Sand.

C. Ausquartz Group Holdings Pty Ltd holds 50% of the shares in Ausquartz Crucibles Pty Ltd, a company involved in the production of High Purity Quartz Crucibles.

D. HENOSIS (Seller) desires to sell is entire shareholding in Ausquartz Group Holdings Pty Ltd, and GSTX (Buyer) desires to purchase the Shares from or controlled by HENOSIS.

E. HENOSIS is a company associated with Jason May, the current CEO and a Director of GSTX. Jason May is the beneficial owner of the Shares held by HENOSIS.

This MOU contemplates the proposed transaction (the "Transaction") between the Parties that provides for GSTX to acquire Shares controlled by HENOSIS. The general understating of the non-binding terms and conditions of the Transaction are set forth herein.

AGREEMENT

The following shall constitute an expression of the mutual intent of the Parties hereto and is contingent upon the successful negotiation, execution, and delivery of necessary documentations to hopefully proceed with a definitive agreement between GSTX and the HENOSIS which would set-forth in details the terms and conditions of the proposed transactions and agreements (the "Definitive Agreements").

1. *Understanding*

   a. Transaction. GSTX desires to acquire 100% of the shares in Ausquartz Group Holdings Pty Ltd held by HENOSIS, and HENOSIS desires to sell those Shares to GSTX on a share exchange basis. The Parties contemplate that the principal terms and conditions of the Transaction shall be as follows:

   b. (a) Terms: It is hopefully that within 90 business days of signing this non-binding MOU Agreement, GSTX and HENOSIS expects to enter into a Definitive Binding Agreement which will specifically outline the terms of the Share sale.

   c. Conditions to Consummation of the Transaction. The obligations of GSTX, with respect to the Transaction, shall be subject to the satisfaction of the conditions customary to transactions of this type, including without limitation: (a) confirmation that the representations and warranties of HENOSIS are true and accurate in all respects affecting the transaction; and (b) satisfactory completion of due diligence by GSTX.

d. Access to Relevant Documents and Properties. HENOSIS shall give GSTX and its representative's full access to any personnel and all properties, documents, books, records, and operations relating to the HENOSIS within a reasonable amount of time from the date of any such request, but in each such case within ten (10) business days from the date of request. All such requests for access under this Section shall be delivered via email to an authorized agent to GSTX by HENOSIS.

2. Agreement

a. Transaction. The undersigned agree to the terms of the Transaction as set forth above and each agree to cooperate in the negotiation, preparation of such possible Definitive Agreements, and other necessary documentation contemplated by the Transaction and agree to execute all documents consistent with the above terms to facilitate the consummation of such Transaction.

3. *Costs and Expenses*

a. All costs and expenses incurred by GSTX or HENOSIS in connection with the continued negotiation of the Transaction shall be borne individually of the parties.

4. *Exclusive Negotiating Rights*

a. In order to induce Company to commit the resources, forego other potential opportunities, and incur the legal, accounting and incidental expenses necessary properly to evaluate the transaction, described above, and to negotiate the terms of, and consummate, the Transaction contemplated hereby, HENOSIS agrees that up to November 26, 2023, HENOSIS, or its affiliates and their respective officers, directors, employees and agents shall not initiate, solicit, encourage, directly or indirectly, or accept any offer or proposal, regarding the possible acquisition by any person other than GSTX, including, without limitation, by way of a purchase of shares, purchase of assets or merger, of all or any substantial part of its equity securities or assets, and shall not (other than in the ordinary course of business as heretofore conducted) provide any confidential information regarding HENOSIS's Shares or business to any person other than GSTX and its duly appointed representatives.

5. *Termination*

a. Termination of negotiations by Company prior to any execution and delivery of a Definitive Agreements shall be without liability and no Party hereto shall be entitled to any form of relief whatsoever, including without limitation, injunctive relief, or damages. Termination by HENOSIS can only be made if GSTX fails to perform under this MOU and after a ten (10) day notice period has not been remedied.

6. *Governing Law*

a. This MOU shall be governed by and construed in accordance with the laws of the State of Colorado applicable to agreements made and to be performed entirely within such State and without regard to its choice of law principles.

7. *Confidentiality*

   a. Except as provided herein, the existence and the terms of this MOU, Parties shall be maintained in confidence by the Parties hereto and their respective officers, directors, and employees. Except as compelled to be disclosed by judicial or administrative process or by other requirements of law, legal process, rule or regulation (including to the extent required in connection with any filings made by the Parties or their controlling affiliates with the Securities and Exchange Commission) all public announcements, notices or other communications regarding such matters to third parties, including without limitation any disclosure regarding the transactions contemplated hereby, shall require the prior approval of all Parties hereto.

8. *Amendment.*

   a. Any amendment(s) to this non-binding MOU shall be in writing and signed by all Parties hereto.

9. *Miscellaneous.*

   a. Authority. The execution, delivery and performance by HENOSIS of this MOU (a) has been duly authorized by all requisite corporate and, if required, majority ownership action on the part of HENOSIS(b) and this MOU will not (i) violate (A) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of HENOSIS, (B) any order of any Governmental Authority or (C) any provision of any indenture, agreement or other instrument to which HENOSIS is a party or by which it or any of the Assets is or may be bound, (ii) result in the creation or imposition of any Lien upon or with respect to HENOSIS's Assets, and assets of its subsidiaries.

   b. Indemnity. GSTX and HENOSIS shall each indemnify each other, and the other Party's directors, officers, partners, employees and agents (each such Person being called an "Indemnity") against, and to hold each Indemnity harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements, incurred by or asserted against any Indemnities arising out of in any way connected with, or as a result of (i) the execution or delivery of this MOU or any agreement or instrument contemplated hereby, the performance by the Parties thereto of their respective obligations hereunder or the consummation of the Definitive Agreements and the other transactions contemplated thereby, and (ii) any claim, litigation investigation or proceeding relating to any of the foregoing, whether or not any Indemnity is a party thereto.

   c. The provisions of this Section 9 shall remain operative and in full force and effect regardless of the expiration of the term of this MOU the consummation of the transactions contemplated hereby, the invalidity or unenforceability of any term or provision of this MOU, or any investigation made by or on behalf of GSTX.

10. *Agreement to Perform Necessary Acts.*

   a. GSTX and HENOSIS agree to perform any further acts and execute and deliver any documents that may be reasonably necessary to carry out the provisions and intent of this non-binding MOU; if, not, the Section 5 above takes precedence.

11. *Counterparts and/or Electronic Signature.*

   a. This non-binding MOU may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract and shall become effective. Delivery of an executed signature page to this Agreement by email correspondence shall be as effective as delivery of a manually signed counterpart of this Agreement.

IN WITNESS WHEREOF, the Parties hereto, intending to be legally bound hereby, have each caused to be affixed hereto its or his/her hand and seal the day indicated.

Graphene & Solar Technologies Limited.

DocuSigned by:
/s/ Charles Wantrup
B3284C0BEE4D4E2...
Charles Wantrup - Director
Date: 2 February, 2024

Henosis Limited.

DocuSigned by:
/s/ Arran Boote
B83EE27B41F A44D...
Arran Boote - Director
Date: 2 February, 2024